Exhibit 10.18

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

本认购协议（本“协议”）与向非美国人士（见协议中定义）邀约出售证券的离岸交易相关，并遵循美国1933年证券法及其修订案（“证券法”）下的S条例（见协议中定义）。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议相关证券未根据证券法或美国其它证券法注册，且除非进行该等注册，该证券不得直接或间接在美国境内或向美国人士（见协议中定义）邀约或出售，但是符合证券法S条例中条款的、根据证券法下有效注册声明的、或根据证券法注册规定的可用豁免、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。

SUBSCRIPTION AGREEMENT

认购协议

This Agreement is dated as of November 1, 2024 (the “Execution Date”) by and between TIAN RUIXIANG Holdings Ltd., a Cayman Islands company (the “Company”), and WESTELITE LIMITED(the “Purchaser”).

本协议于2024年11月1日（“签署日”）由TIAN RUIXIANG Holdings Ltd., 一家开曼公司（以下称“公司”）和WESTELITE LIMITED（以下称“认购人”）所签订。

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the provisions of Regulation S (“Regulation S”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement (collectively, the “Offering”).

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

兹证明：

鉴于，受制于本协议的条款和条件并根据证券法下美国证券交易委员会（以下简称“证交会”）颁布的S条例的条款（以下简称“S条例”），公司希望发行并向认购人销售本协议下文中更详细描述的公司证券，而认购人希望从公司购买该公司证券（以下简称“邀约”）。

现于此，根据并受制于本协议中包含的共同协议、条款和条件（公司和认购人均确认收到这些共同协议、条款和条件并确认其充分性），公司及认购人同意：

1.	PURCHASE AND SALE OF CLASS A ORDINARY SHARES, AND RELEVANT RIGHTS

1.             A类普通股的购买和销售，以及相关权益

1.1           Purchase and Sale of Class A Ordinary Shares. Subject to the terms and conditions set forth herein, the Company is offering to the Purchaser the number of class A ordinary shares of the Company, par value $0.025 per share (each, a “Class A Ordinary Share”, and collectively, the “Class A Ordinary Shares” or “Shares”), set forth on the signature page herein, for a total purchase price of $680,000(the “Purchase Price”).

1.1           A类普通股的购买和销售。受制于本协议中的条款和条件，公司向认购人邀约销售一定数量的票面价值$0.025美元的公司A类普通股（以下称 “A类普通股”, 或 “股票”），向认购人邀约销售的A类普通股具体数量见本协议的签字页。A类普通股的总购买价格为680,000美元（总称为“购买价格”）。

1.2           Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place on November 14, 2024 or such other date the Company and the Purchaser may agree upon in writing (such date and time being called the “Closing Date”).

(a)           At the Closing, subject to Section 2 below, the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to a bank account of Agricultural Bank of China Hangzhou Shangsi branch as specified by the Company. All such wire transfer remitted to the Company shall be accompanied by information identifying the Purchaser, the subscription, the Purchaser’s corporate identification number and address; and

(b)           At the Closing, the Company shall issue the Shares to the Purchaser and update the Company’s register of members to reflect the issuance of the Shares to the Purchaser.

1.2           交割。本协议中拟进行的交易的交割（以下称“交割”）应于2024年11月14日或公司和认购人书面同意的其他日期，进行（相应的日期和时间称为“交割日期”）;

(a)           在交割时，受制于下文的条款2，认购人应以银行电汇形式将立即可得的资金支付到公司指定的中国农业银行杭州上泗支行银行账户。这些往公司的电汇应附有相关信息以确认认购人、认购情况、认购人的统一社会信用代码和地址。

(b)           在交割时，公司应向认购人发行股份，并更新公司股东名册以反映该等股份已向认购人发行。

1.3           Demand Registration Right. After the Closing, the Purchaser shall be entitled to a demand registration with respect to the Shares on one occasion and such demand registration right shall terminate on the 36-month anniversary of the Execution Date. The process for registering the Shares shall commence on the first business day following the Closing.

1.3           要求注册权利。在交割之后，认购人应有权要求公司对股票进行一次注册，该要求注册的权利应于签署日后36个月时终止。股份注册程序将于交割后的第一个工作日开始。

1.4           Right to Purchase Additional Shares. After the Closing, the Purchaser shall be entitled to purchase up to 367,200 additional Class A Ordinary Shares from the Company at a per share price of $1.852, for a total purchase price of up to $680,000, pursuant to an agreement which shall be in customary form reasonably acceptable to the parties. The Purchaser may exercise this right only if the market price of the Company’s Class A Ordinary Shares on the exercise date is not lower than the Purchase Price. This right shall terminate on the 3-year anniversary of the Execution Date.

1.4            购买额外股票权利。在交割之后，认购人应有权根据双方合理接受的惯常形式的协议从公司以不超过680,000美元的总金额额外购买不超过367,200股A类普通股，每股价格1.852美元。该购买额外股票的权利应于签署日3周年时终止。

1.5           Anti-dilution Adjustment. In the event that the Company issues any further Class A Ordinary Shares or any securities convertible into or exercisable for Class A Ordinary Shares in any subsequent financing after the date of this Agreement and before the first anniversary of this Agreement, at a price per share (or the conversion or exercise price, as applicable) that is lower than the price per share paid by the Purchaser under this Agreement (the “New Issuance Price Per Share”), the Company shall issue to the Purchaser an additional number of Class A Ordinary Shares (the “Adjustment Shares”) such that the effective purchase price per share paid by the Purchaser shall equal the New Issuance Price.

The number of Adjustment Shares to be issued shall be calculated as follows:

Adjustment Shares = (Purchase Price/New Issuance Price Per Share) – Number of Class A Ordinary Shares purchased by the Purchaser under this Agreement

1.5           反稀释调整。若公司在本协议签署之日至本协议签署之日后的一周年之间的任何后续融资中，以每股价格（或转换价格或行使价格，如适用）低于本协议下认购人支付的每股价格（“新发行每股价格”）发行任何A类普通股或可转换为A类普通股的证券，公司应发行额外数量的A类普通股（“调整股份”），以使认购人的实际每股购买价格等于新发行价格。

调整股份的计算公式如下：

调整股份 = (购买价格/新发行每股价格) – 认购人根据本协议购买的A类普通股数量

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

公司的陈述和保证

The Company represents and warrants to the Purchaser that:

公司向认购人陈述和保证：

2.1           The Company is duly incorporated in the Cayman Islands and is validly existing in good standing under the laws of the Cayman Islands. The Company and each of its direct and indirect subsidiaries that have been consolidated with the Company in its audited financial statements for the year ended October 31, 2023 or any such entity subsequently acquired (each, a “Subsidiary”, and collectively, the “Subsidiaries”) are not in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, each as amended where applicable (the “Internal Documents”). Each of the Company and Subsidiaries is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its respective properties or the conduct of its respective business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company on a consolidated basis.

2.1           公司在开曼群岛依法成立并在开曼群岛法律下合法存在并有良好的经营持续性。公司及每一个合并进其经审计的2023年10月31日结束的财政年度的财务报表的直接子公司和间接子公司，或者任何一个随后被合并的实体（每一个称为一个“子公司”），均没有违反它们各自的公司成立协议、公司章程或其他组织或章程类文件及可能的经过修订的此类文件（称为“内部文件”）中的任何条款。公司及其任何一个子公司在其每个有资产和商业行为的管辖区内都具有合法资格作为外国公司进行经营并有良好的经营持续性，除了一些管辖区，如果公司不能在这些区域内有合法资格经营也不会在财务报表合并的基础上对公司的商业行为、资产、负债、经营结果、情况（财务或其他）、财产或其他方面产生重大不良影响。

2.2           Each of the Company and Subsidiaries has all power and authority to conduct its business as presently conducted and as proposed to be conducted as described in the SEC Reports (as defined herein). The Company has all power and authority to (i) enter into and perform its obligations under this Agreement and (ii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.2           公司及其每一个子公司都拥有全部的权力和授权以进行其目前正在进行和证交会报告（见协议中定义）中描述的将进行的商业行为。公司拥有全部的权利和授权（i）签订和履行本协议下的义务；以及（ii）发行、销售和送达股票。本协议的签署和递送以及股票的发行、销售和送达都已经过所有必要的公司行为合法授权。一旦签署并送达，本协议将构成对于公司有效和有约束力的执行义务，除非受到适用的破产、解散、重组、延期偿付或其他目前或之后生效的相似的，与债权人的权利相关或会对其造成影响的法律的限制，包括和欺诈性转移和优先转让相关的法规和其他法律的影响，但不包括本协议中没有表述的公司按照证券法和受制于一般性的衡平法原则的限制进行补偿和分担的义务的可执行性（无论这一可执行性是在法律或衡平法的程序下讨论）。

2.3           The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issuance thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

2.3           股票将是合法有效发行的、缴足股款并不加缴的，且没有所有和发行有关的税收或留置权，并且不受制于公司的股东和/或其他个人的优先购买权、优先承购权和/或其他相似权利。

2.4           No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

2.4           不存在任何和公司或其财产有关的，未决的或在公司知道的范围内可能针对公司的法庭或政府机构、权力机关或主体或仲裁机构行为、诉讼，可以合理预期到（i）将会对本协议的执行或协议中拟进行的交易造成重大不良影响，和/或（ii）将会对公司的经营造成重大不良影响。

2.5           The Company is not (i) in material violation or material default of any provision of its Internal Documents; (ii) in default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) in default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.5           公司没有（i）违反或违背其内部文件的任一条款；（ii）违反或违背任何公司在其中作为一方当事人的或受到约束的或其财产受到约束的债券、合同、租赁合同、保证、契约、票据协议、贷款协议或其他协议、义务、条件、契约或融资工具的任何条款；和/或（iii）违反或违背对公司或其任何财产拥有管辖权的法庭、监管主体、管理机构、政府主体、仲裁机构或其他权力主体的适用于公司的的任何法规、法律、规则、条例、判决、法令。

2.6           Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, the Company is not required (i) to register the offer and sale of the Shares to the Purchaser in the manner contemplated herein under the Securities Act, or (ii) to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including The Nasdaq Stock Market LLC) or other person in connection with the execution, delivery and performance of this Agreement, except that, if required by the Nasdaq Listing Rules, the Company will submit a Listing of Additional Shares Notification Form to Nasdaq in connection with the transactions contemplated hereby.

2.6           假设本协议下文认购人的陈述和保证的准确性，公司不需要（i）在证券法下注册按照本协议的方式拟对认购人进行的股票邀约和出售，（ii）获取任何法院或其他联邦、州、地方或者其他政府机构和自治机构（包括纳斯达克股票市场）的，或者任何与本协议签署，送达和履行相关的人士的任何同意，豁免，授权或者决议，送达任何通知，进行任何备案或注册，除非，如果纳斯达克上市规则要求，公司将向纳斯达克提交与本协议项下交易相关的《额外股票上市通知表》。

2.7           The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

2.7           本协议的签署和送达以及拟根据本协议进行的交易不会和任何适用于公司或其财产或资产的保证、债券、租赁合同或其他合同或融资工具、许可、特许权、经销权、执照、判决、法令、法规、法律、规则或条例相冲突，也不会造成和此相关的违约（无论是否得到通知或经过时间推移，或两者兼有）或引起任何义务的终止、取消或加速，或造成重大利益的损失。本协议的签署和送达以及拟根据本协议进行的交易都不会导致和股票相关的担保权益。

2.8           Securities Compliance and Restricted Shares. All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act.

2.8            符合证券法的规定以及受限制股票。所有股票均为根据证券法公布的第144条规则中定义的受限制股票。

2.9           No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation D).

2.9            无一般劝诱。公司或任何代表公司的个人均没有采取一般劝诱或公众广告（D条例下定义）的方式邀约或销售股票。

2.10         Certain Fees. Brokers fees, finder’s fees or financial advisory fees or commissions may be payable by the Company with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

2.10           特定费用。公司可能需要对根据本协议拟进行的交易支付相关中介费用、佣金费用或融资顾问费用或提成。对于与本协议拟进行的交易有关的任何费用，或由他人或代表他人就本章节中提及的任何类型的费用而提出的任何索赔，认购人均不承担责任。

2.11         As of their respective dates, all reports and registration statements (the “SEC Reports”) filed or furnished by the Company with the SEC complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. To the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports as of the date hereof.

2.11         公司提交或提供给证交会的所有报告和注册声明（合称“证交会报告”），每一次申报时，在所有重大方面均遵循证券法和美国1934年证券交易法及其修订案（“交易法”）以及证交会在其中颁布的规则和规定的要求，并且在提交时，证交会报告中不存在对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证交会报告中所包含的公司财务报表，在所有重大方面，均遵循所适用的会计规则要求和在提交时生效的证交会的规则和规定，并且真实反映该季度内公司的财务状况，经营状况和该季度结束时的现金流，但在未经审计的财务报表的情况下，应以正常年度结束时的调整数据为准。据公司所知，在任何证交会报告提交时，不存在对证交会公司金融部职员出具的评论信中重大的未决的评论。

2.12         The Company’s Class A Ordinary Shares (other than the Class A Ordinary Shares to be purchased under this Agreement) are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “TIRX.” Except as disclosed in the Company’s (i) press release on December 5, 2023 stating that the Company had received a notification from the Nasdaq Stock Market LLC due to the Company’s failure to meet the minimum bid price requirement, and (ii) press release on March 25, 2024 stating that the Company had received a notification from the Nasdaq Stock Market LLC due to the Company’s failure to timely file its annual report on Form 20-F for the fiscal year ended October 31, 2023, there is no suit, action, proceeding, or investigation pending or, to the knowledge of the Company, threatened against the Company by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on the Nasdaq Capital Market. The Company has taken no action that is designed to terminate the registration of the Class A Ordinary Shares under the Exchange Act.

2.12         公司的A类普通股按照证券法12（b）条进行登记，并且在纳斯达克资本市场上市交易，股票代码为“TIRX”。据公司所知，除公司于2023年12月5日的新闻稿中披露的因公司未能满足最低投标成交要求而收到纳斯达克股票市场有限责任公司发出的通知，以及于2024年3月25日的新闻稿中披露的因未能及时递交公司的年度报告20-F表格而收到纳斯达克股票市场有限责任公司发出的通知外,不存在任何未决的诉讼或调查会使纳斯达克资本市场或者证交会注销公司的A类普通股或禁止或终止公司A类普通股在纳斯达克上市。公司未采取交易法下的任何旨在终止A类普通股注册的行动。

2.13          The Company is not, and immediately after the Closing, will not be, (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (ii) a Passive Foreign Investment Company, as defined in Section 1297(a) of the U.S. Internal Revenue Code.

2.13         公司现在不是，并且在交割之后，不会成为（i）1940年投资公司法案及其修正案定义下的“投资公司”或者（2）美国税法典1297（a）条下定义的消极外国投资公司。

3.            REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3              认购人的陈述和保证

The Purchaser hereby represents and warrants to the Company as follows:

认购人在此向公司陈述和保证：

3.1          Organization. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of its jurisdiction with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

3.1            组织。认购人为在其管辖区内依法设立的有限责任公司，并拥有完整的权利或类似权力和授权以签署和履行本协议中拟进行的交易或履行其在本协议或其他协议中的义务。

3.2          Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being offered to it hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary company actions, and no further consent or authorization of the Purchaser or its members or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereof.

3.2           授权。认购人有签署和履行本协议以及购买依本协议向其销售的股票所需的权力和授权。认购人对本协议的签署、送达和履行和完成在此由所有必要的公司、合伙制企业或有限责任公司行为合法有效授权，不需要再由认购人或其董事会、股东会、合伙人、成员或经理进一步依情况同意或授权。本协议已被合法有效授权、签署和交付给认购人，并已构成或将在执行并交付后构成认购人有效和具有约束力的义务，可根据其条款对认购人执行。

3.3          Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

3.3            完全为本人购买。本协议是根据认购人对公司的陈述与认购人签订的。根据认购人对本协议的签署，认购人在此确认此股票是认购人为其本人而非作为代名人或代理人所购买，也非为了对其任何部分进行再销售或分销而购买，认购人目前没有意图对此股票进行销售、部分授权或分销。根据认购人对本协议的签署，认购人进一步确认认购人目前没有和任何人有合同、保证、协议或安排以向其或第三方销售、转让或准许参与投资此股票。

3.4           Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

3.4           认购人经验。认购人单独或与其代表人一起，拥有足够的商业和金融知识、复杂度和经验以评估对此股票未来投资的实质和风险，并已按此做出评估。

3.5           Ability to Bear Risk. The Purchaser understands and agrees that purchase of the Shares is a high-risk investment and the Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss           of such investment. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. The Purchaser represents that it is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

3.5           风险承担能力。认购人理解并同意对此股票的购买是具有高风险的投资，认购人有能力支付并承担在具有本公司风险和目标的投机性企业中的投资，包括该投资完全损失的风险。认购人必须无限期地承担在本股票中投资的相当的经济风险，因为除非之后本股票按照证券法案或州证券法进行注册或适用于这些注册相关的豁免条款存在，股票无法被销售、抵押或以其他形式处置。认购人表示有能力承担于此股票中的投资并有能力负担此投资的完全损失。

3.6           Disclosure of Information. The Purchaser has been given access to full and complete information regarding the Company and has utilized such access to the Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested. In particular, the Purchaser: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as the Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

3.6           信息披露。认购人已获取关于公司全部和完整的信息渠道，且已以认购人可合理要求获取关于公司的这些信息为目的而使用了该渠道。特别的，认购人：（i）已收到并完整阅读和评估了本协议中的所有披露；并（ii）得到合理的机会以审阅认购人要求的文件并询问关于股票条款和条件以及公司的经营和事务相关的问题，认购人已从公司代表处得到了这些问题的解答，也得到合理的机会获取合理存在的关于公司经营的额外信息。认购人得到的这些额外信息足以使其对此投资的性质和得到的信息的准确性进行进一步的理解。认购人表示其已经获得了其认为与此投资决定有重大联系的所有事宜有关的足够信息。

3.7           No other documents. In evaluating the suitability of an investment in the Shares, the Purchaser has not relied upon any representation or other information (oral or written) other than the SEC Reports or as stated in this Agreement.

3.7           无其他文件。在评估对公司投资的合适性时，除了证交会报告，认购人并未依赖于此协议中陈述之外的其他任何口头或书面陈述或信息。

3.8           Use of Purchase Price. The Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of such use.

3.8           购买价格的使用。认购人理解、承认并同意公司管理层拥有使用购买价格的使用方式和花销时间的单独和绝对判断权。

3.9           Restricted Securities. The Purchaser understands that the Shares have not been registered under the Securities Act. The transaction contemplated herein is by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, except as provided in Section 1.3 hereof. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company that are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.9           受限制证券。认购人理解此股票目前没有依据证券法案进行注册，其原因是证券法案中的一条特定豁免条款。此特定豁免条款取决于认购人在此协议表示的投资意愿的真实性和其陈述的准确性，以及其他因素。认购人理解此股票是适用的美国联邦和州证券法下的“受限制证券”，且根据这些法律，认购人必须无限期地持有股票直到此股票向美国证券交易委员会注册并得到州权力机关的认可，或相关的注册和审核要求中有豁免条款存在。除本协议第1.3款的规定外，认购人承认公司没有对股票进行注册或通过审核的义务。认购人进一步承认如果相关的注册和审核要求中有豁免条款存在，这些豁免条款将以多项要求为前提，包括但不限于，销售时间和方式、股票的持有期和与公司有关但不受认购人控制的要求，公司没有义务且可能无法满足这些要求。

3.10         No General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.10         无一般劝诱。认购人购买此股票并不是因为任何在任何报纸、杂志或其他媒体上发表的或在电视或广播上播放的或在任何会议上陈述的广告、文章、通知或其他关于此股票的信息或其他一般劝诱或一般广告。

3.11         Residence. The Purchaser is presently a bona fide resident of the country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are the Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.11         居住地。认购人是签字页上所填的国家的真实居民，且目前没有成为其他任何州、国家或管辖区居民的意愿，另外签字页上的地址和社保号或个体纳税人识别号（或其他适用号码）是认购人的真实个人或商业地址和社保号或个体纳税人识别号（或其他适用号码）或其雇主识别号/公司纳税人识别号（或其他适用号码）。

3.12         The Purchaser has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, or that the Shares are registered under the Securities Act and in compliance with the other requirements of applicable laws, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Purchaser is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, or that the Shares are registered under the Securities Act, and it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted;

3.12         认购人已得到关于此股票的交易限制以及使用的证券法规定的再销售限制的独立建议，确认公司或公司代表没有对其作出与此相关的陈述，承认关于此投资的风险以及其可能无法在使用的限制期结束和满足其他适用法律的要求之前对此股票进行再销售，除非在适用的证券立法和监管政策中有豁免条款，或者此股票依据证券法案被注册，承认认购人（或其他与认购人签订相关合同的人）单独对了解这些交易限制单独负责，认购人对遵守相关再销售限制单独负责（公司不以任何方式对此负责），认购人知晓其可能无法对此股票进行再销售，除非适用的证券法有有限的豁免条款，或者此股票依据证券法案被注册，且其同意任何此股票的股票证书上可能带有表明此证券再销售限制的交易限制说明。

3.13         The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser;

3.13         公司可能在将来为了发展公司业务和为其正在进行的发展提供资金而进行额外融资，包括项目融资；不保证这样的融资或项目融资将会存在，如果存在，会有合理的条款；如无法通过债券或股票融资或共同投资的方式获得足够的额外资金，将会妨碍公司业务的持续发展，另外任何这样的未来融资可能会对现在的证券所有者产生稀释效应，包括认购人。

3.14         The Purchaser is solely responsible (and the Company is not responsible in any way) for compliance with all applicable hold periods and resale restrictions under which the Shares are subject;

3.14         认购人对遵守所有此股票受制于的适用的持有期和再销售限制独立负责（公司不以任何方式对此负责）。

3.15         The Purchaser understands that the purchase of the Shares is a highly speculative investment and that an investment in the Shares is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Shares;

3.15         认购人理解购买此股票是具有很高投机性的投资，对此股票的投资只适合于复杂的投资者，且要求投资者具有接受失去全部或几乎全部投资、在本公司中投资的风险和流动性缺乏的经济能力和意愿。

3.16         Confidential Information. The Purchaser agrees that the Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of the Purchaser or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that the Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of the Purchaser in connection with the Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of the Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this section.

3.16         保密信息。认购人同意认购人和其雇员、代理、代表将对从公司根据此协议提供的财务报表、报告和其他材料中得到的保密信息进行保密，且不会披露、泄露和使用这些信息（除非是为了跟踪其在公司中的投资），除非这些信息是：（i）在未因为认购人及其雇员过错的情况下为大众所知晓；（ii）在不是因违背此协定的情况下成为公共领域的一部分；（iii）在不是因为第三方违背保密责任进行的行为的情况下为人所知；或（iv）因第三方在适用管辖区的适用法律、政府决议、或法庭决定的要求下而被披露；但是，认购人可以（i）向其律师、会计师和其他和对本公司投资相关的专业人员，（ii）向任何可能的收到允许的此证券的交易方，或（iii）向认购人的一般合伙人或附属主体披露这些信息，只要可能的交易方同意受到本条款的限制。

3.17        Regulation S Exemption.  The Purchaser acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and federal securities laws. The Purchaser understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares.  In this regard, the Purchaser represents, warrants and agrees that:

3.17         S 条例豁免条款。认购人确认且同意股票未根据证券法或美国任何州“蓝天”证券法注册，且仅在证券法定义中的非公众邀约交易中进行邀约，且，除非进行该等注册，不得在美国境内或向美国人士（见协议中定义）出售，但是根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州及联邦证券法的情况除外。认购人理解，将要向其提供并出售的股票 依赖于美国联邦和州证券法中S条例规定的注册要求的豁免。公司将依赖于认购人在协议里的陈述、保证、合意、确认和理解的真实性和准确性为上述用途与目的决定豁免条款在其中的适用性和认购人获得股票的适当性。就这点而言，认购人陈述，保证并同意：

(i)            The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.  A “U.S. Person” means any one of the following:

(i) 认购人非美国人士，也非公司的关联人士（根据证券法501（b）条款的定义），且认购人购买的股票不为美国人士的目的或利益。 “美国人士” 定义为下列中的任意一种：

(A)	any natural person resident in the United States of America;

(A)	任何在美国的自然人居民；

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(B)	基于美国法律组织或设立的任何合伙企业、有限责任公司、公司或者其他实体；

(C)	any estate of which any executor or administrator is a U.S. Person;

(C)	以美国人士为执行人或管理人的任何财产；

(D)	any trust of which any trustee is a U.S. Person;

(D)	受托人是美国人士的任何信托；

(E)	any agency or branch of a foreign entity located in the United States of America;

(E)	任何位于美国的外国机构的代理人或分支；

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(F)	任何经纪人或其他受托人拥有的，为美国人士的利益所设的非全权买卖账户或类似账户（除财产或信托）；

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(G)	任何经纪人或其他受托人设立、组成的或（如果是个人）居民拥有的全权买卖账户或类似账户（除了财产或信托）；

(H)	any partnership, company, corporation or other entity if:

(H)	任何合伙企业，组织、公司或其他实体，如果其：

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

(1)	基于任何外国管辖地的法律设立或组成；和

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)	由美国人士以证券法中投资未注册的证券为主要目的， 除非是由非自然人，财产或信托的实体的合资格投资者（根据证券法第501（a）条款）设立或组成或拥有 。

(ii)           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(ii)           在此协议开始沟通和签署日和协议的交付日时，认购人在美国境外。

(iii)          The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

(iii)           认购人了解，尽管作出相关陈述，但如果认购人认购仅意图为在未来一定期间内持有股票、或为市场上涨、或为在市场未上涨的情况下出售，则豁免的依据可能不存在。认购人没有上述意图。

(iv)          The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending six months after such date (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, unless such Shares have been registered for resale pursuant to the Securities Act, or otherwise in a manner that is not in compliance with Regulation S.

(iv)           认购人不会在自发行股票日到其后6个月期间内（“受限制期限”）内，在美国进行股票的邀约、出售、质押或另外转让，或为美国人士利益或目的向其转让（除非股票的转让已在证券法下注册），或以任何其他不遵守S条例的方式进行邀约、出售、质押或另外转让。

(v)           The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(v)           认购人将在受限制期限届满后，根据证券法中的注册规定或者适用豁免条款，并依照适用的州和外国证券法邀约、出售、质押或者转让股票。

(vi)          The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi)           在受限制期限届满前，认购人未在美国参与任何股票的卖空或者任何关于股票的对冲交易，包括但不限于，任何看涨、看跌或其他期权交易，期权出售或股权互换。

(vii)         Neither the Purchaser nor or any person acting on his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(vii)         认购人或任何作为其代表的人士不能已参与或将参与任何直接将股票出售给美国人士的行为，且认购人和任何作为其代表的人士已遵守并将遵守证券法中S 条例的“邀约限制”要求。

(viii)        The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii)        本协议计划的交易未与在美国境内的买家在或与美国人士预先安排，也非规避证券法注册要求计划或方案中的一部分。

(ix)          Neither the Purchaser nor any person acting on his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(ix)           认购人或任何作为其代表的人士未进行或采取对于股票可被合理预计影响美国的市场情况、其领地和财产的行为。认购人同意不使任何关于股票的广告出现在报纸或者期刊或者在任何公共场所张贴，不发行任何关于股票的通知，除非广告包含证券法S条例中的陈述，并且位于离岸且不在美国或其领土，并且要遵循任何当地可适用的证券法。

(x)           The Purchaser has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A.

(x)            认购人已仔细审阅和完成 附录A中的投资人问卷调查.

3.18         No Advertisements or Direct Selling Effort.  The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. The Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

3.18           禁止广告或直接出售。认购人没有由于或继广告、文件、 通知或其他在任何报纸、杂志，或任何类似媒体或电视收音机转播或互联网或在任何研讨会或会议的其他出版传播之后认购股票。认购人收购股票并非基于，且其自身不参与，任何在美国境内关于股票“直接出售”（见S条例中定义），包括为股票转售而进行的可被合理预计影响美国的市场情况行为；但条件是，认购人可以通过证券法及相关州证券法下的股票注册或对于注册规定的豁免或本协议中另外所作规定对股票进行出售或另外处置。

3.19         Economic Considerations.  The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Purchaser has relied solely on his or her own advisors.

3.19          经济因素。认购人不能依赖于公司或其关联或代理关于此投资中包括的经济因素。认购人仅依赖于其顾问。

3.20        Compliance with Laws.  Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

3.20          遵守法律。任何根据S条例下902（f）条款在“发行合规期”内股票的转售必须仅在遵循S条例下注册豁免条款的情况进行。而且，任何此类在非美国管辖地的出售要遵循管辖地的法律。认购人不能在任何管辖地发出出售或者出售股票的邀约，除非认购人获得所有要求的同意（若有）。

4	LEGENDS, ETC.

4.1           Legends. Each certificate representing the Shares, if any, shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

4.1           标志。任何表现股票的证明应包含以下内容的标志背书，附加适用联邦或州证券法要求包含的标志：

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“该证券仅向非美国人士（具体定义请参见美国1933年证券法（“证券法”）及其修正案）提出邀约，该证券根据证券法S条例未在美国证券交易委员会注册。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“除非符合证券法S条例、根据证券法注册规定，或根据可用的注册豁免， 不得转让该证券。除非符合证券法规定，不得进行对冲交易。”

4.2            Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

4.2           公司拒绝登记股票转让: 当如下情况发生时，公司应拒绝对相关股票转让进行登记：（i）该转让与S条例的相关内容不符；（ii）该转让未根据证券法项下提交的有效注册声明进行；（iii）该转让不符合证券法中的注册豁免规定。

5	MISCELLANEOUS

5	其他

5.1           Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.1           费用与花费。除非此协议中有明确的相反规定，协议任一方应自行支付其与顾问、律师、会计师和其他专家有关的费用与花费，以及与此协议相关的谈判、准备、签署、交付和执行相关的其他花费。

5.2           Representations and Warranties. The representations and warranties of the Company and the Purchaser shall survive the Closing and delivery of the Shares.

5.2           陈述与保证。公司和认购人的陈述与保证在交割和股票的交付后依然有效。

5.3	Indemnification.

5.3	补偿

(i)          The Purchaser agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise.

(i)          对于一切由于违反此协议中的或与之相关的陈述或保证或其不准确性而造成的损失、损害、债务和花费，认购人同意补偿并豁免公司及其董事、管理人员或代理人的责任 。

(ii)          The Company shall indemnify and hold harmless the Purchaser, its officers, agents and employees, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses that arise out of or are based upon (i) any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement and (ii) any untrue or alleged untrue statement of a material fact contained in the SEC Reports (or any reports filed or furnished by the Company with the SEC hereafter), or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(ii)          公司应当在法律允许的范围内完全补偿并豁免认购人，认购人的管理人员，董事，代理人及雇员，每一个认购人的控制人（证券法15条的定义或者交易法20条的定义），以及此种控制人的管理人员，董事，代理人及雇员，包括一切损失，索赔，损害，责任，花费（包括但不限于合理的律师费），以及任何由以下情况产生或基于以下情况的费用（i）不论是否在此协议中，任何对签字人陈述和保证的违反或不准确的陈述，（ii）在证交会报告（或者此后公司提交或提供给证交会的任何报告）中存在的对重要事实的不实陈述或被指称的不实陈述，或者存在遗漏或被指称遗漏重大事实或必要的信息，进行误导。

5.4           Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

5.4            豁免，修订。此协议及其中的任何条款均不应被豁免、修订、修改、撤销或终止，除非被上述改动影响的一方以书面形式同意。

5.5           Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.5           条款标题与其他标题。本协议中的条款标题仅起参考作用，不应以任何方式影响本协议的意义和对其的解读。

5.6           Governing Law; Arbitration. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of Shanghai International Arbitration Center for any disputes arising out of or relating to this Agreement and the transactions contemplated hereby. The number of arbitrators shall be three, mutually appointed by the parties. The language of arbitration (including documents) will be English. The decision of the Arbitral Tribunal shall be final and binding.

5.6           适用法律；仲裁。 无论纽约州法律对法律选择的原则有何规定，本协议均应受到美国纽约州的内部法律的管辖并根据该法律进行解释。协议双方在此作出不可撤销且无条件的约定：同意由上海国际仲裁中心管辖因本协议及因此拟进行的交易引起的争议。仲裁员数量为3名，由双方共同指定。仲裁语言（包括文件）为英语。仲裁裁决是终局的，对双方均有约束力。

5.7           Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

5.7           副本。本协议可同时签署多份副本，任何一份副本在签署和交付后应视作一份正本，所有副本与正本共同构成同一份法律文书。

5.8           Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day:

5.8.1	if to the Purchaser:

The address included on the signature page.

5.8.2	if to the Company:

TIAN RUIXIANG Holdings Ltd.

Room 918, Jingding Building, Xicheng District, Beijing,

People’s Republic of China

Attn: Sheng Xu

E-Mail: xuzihui@tianrx.com

5.8         通知。本协议下的所有通知或其他通信必须采用书面形式，并在按以下方式递送后视为正式送达，直接递送或通过挂号信，要求收据，邮资预付，或通过传真或电子传递。如果于收件人所在时区下午6点前送达，送达时间为送达的工作日当天，若于下午6点后送达，则送达时间为下一个工作日（以发送方电传复印机生成的书面送达确认为准）：

5.8.1         如通知认购人：

签字页中包括的地址。

5.8.2         如通知公司：

TIAN RUIXIANG Holdings Ltd.

北京市西城区京鼎大厦918室

徐盛收

电子邮箱: xuzihui@tianrx.com

5.9           Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

5.9           约束效果。本协议的条款对协议双方以及其继承人、法定代表人、继任者、委任者具有法律约束力。

5.10        Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

5.10         完整协议。此协议（包括其中附件）构成双方就其主题事项达成的协议条款的全部和完整声明，任何其他由双方就其主题事项达成的书面或口头协议就此明确取消。

5.11        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11         可分割性。如本协议的任何条款、规定、契约或限制被任何拥有司法管辖权的法院裁定为无效、非法、或不可执行，本协议的其他条款、规定、契约或限制将保持完全有效，并不因此在任何方式上受到影响、损坏或作废。协议双方应尽其商业上合理的努力找到并实施替代方式，以取得拟根据被裁定的条款、规定、契约或限制达到的相同或大部分相同的结果。

5.12        Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.12         救济。除有权实施本协议或法律赋予的所有权利包括取得赔偿金之外，认购人和公司还有权根据此协议得到特定履行。协议双方同意金钱赔偿可能无法对因违反任何此协议中的义务造成的损失进行足够的赔偿，并同意在金钱赔偿可以进行足够赔偿的情况下放弃在任何诉讼中要求特定履行。

5.13        Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

5.13         解释。协议双方同意双方和/或其各自的律师已审阅并有机会修订此协议。因此，出现歧义时以对起草方不利的方式解释的一般性规则不适用于本协议或任何修订的解释。

5.14         Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

5.14          进一步保证。协议双方应不时地根据对方的要求，为完成本协议中约定，在所有合理要求下，采取进一步行动和交付进一步的工具、契约和文件。协议双方在此同意诚实并真诚地履行各自在此协议中的义务。

5.15         Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.15         豁免。协议任何一方对本协议的任何条款、条件或要求的任何豁免均不应被视作将来的持续性豁免，或对其他任何条款、条件或要求的豁免。若协议任何一方延迟或未能履行本协议中的任何权利，不应对此权利在之后的履行在任何方式上造成损害。

5.16         Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company, after notice duly given by the Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of the Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.16         继承人和转让。在没有得到协议另一方提前书面同意地情况下，协议的任一方均不能将此协议进行转让。但是根据联邦和州证券法并在此协议中有相反规定的情况下，认购人可以将其权利和义务全部或部分转让给（i）从认购人处通过私下交易获得其全部或绝大部分股票的第三方或（ii）认购人的下属主体。上述任一情况均不要求公司或其他参与此邀约的认购人提供提前书面同意，但认购人应事先向公司合法提供通知，说明该转让不会影响协议中的认购人的任何义务，且受让方书面同意受到适用于认购人的关于被转让证券的条款。此协议中的条款应适用于并约束协议双方得到同意的继承人和受让方。本协议中没有任何明确或隐含条款是为了赋予除协议双方或其相应的继承人和受让方以外的任何当事人此协议中的任何权利、赔偿、义务或负债，除非此协议另有明确规定。

5.17        Choice of Language. This Agreement is written in English and Chinese. If there is any inconsistency between the Chinese and English version, the English version shall prevail.

5.17         语言选择。本协议以英文和中文编写。当中文与英文协议文本内容不一致时，以英文协议为准。

[Signature Pages Follow]

【下页为签字页】

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above and agree to be bound by the terms and conditions hereof.

以下签字人在协议第一页所述日期签署本协议，以昭信守。

Company:

TIAN RUIXIANG Holdings Ltd.

By:

由：	/s/Sheng Xu

Name（姓名）	Sheng Xu

Title（职位）	Director and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR THE PURCHASER FOLLOWS]

【本页剩下部分特意留空，下页为认购人签字页】

TIAN RUIXIANG HOLDINGS LTD.

PURCHASER SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

认购协议 认购人签字页

The Purchaser hereby elects to purchase 367,200Class A Ordinary Shares at a per share price of $1.852 for a total purchase price of $680,000.

认购人在此决定以680,000美元的总金额购买367,200股A类普通股，每股1.852美元。

Date (NOTE: To be completed by the Purchaser): November 1, 2024

日期（注：由认购人填写）：2024年11月1日。

WESTELITE LIMITED			34048
Name of Purchaser			Identification Number Co
认购人名称			识别号

By:
由：	/s/Jiangcheng Zhang		Republic of the Marshall Islands
	Name（姓名）:	Jiangcheng Zhang	Jurisdiction of Organization
	Title（职位）:		成立所在地的管辖区

2024-11-1			P.O. Box 1405, Majuro, Marshall Islands
Date			Address
日期			地址